                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  May 31, 1996
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)



                               EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                           34-O-23290                 62-1550848
- ----------------------------           -------------------          ------------------
(State or Other Jurisdiction          (Commission File No.)         (I.R.S. Employer
    of Incorporation)                                               Identification No.)


                                4735 Spottswood
                                   Suite 102
                           Memphis, Tennessee 38117
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                 On May 31, 1996, Equity Inns, Inc. (the "Company"), Equity Inns Partnership, L.P. (the "Partnership") and Promus Hotels, Inc. ("Promus") executed a Stock Purchase Agreement, pursuant to which Promus agreed to purchase up to $15 million in newly issued shares of Common Stock from the Company over the next three years as the Company develops or converts hotels to Promus brand hotels, as follows: (A) 374,826 shares of Common Stock at a purchase price of $11.50 per share at the time of closing of the Company's acquisition from Promus of the Detroit (Northville), Michigan Hampton Inn hotel and the Hartford (Windsor Locks), Connecticut Homewood Suites hotel which closings occurred on May 31, 1996 and (B) an additional approximately $1.5 million of Common Stock which Promus will acquire at the time the Partnership commences development of or acquires a hotel for conversion to a Promus brand property, at a price per share equal to the fifteen day average closing price for the Common Stock on The Nasdaq Stock Market immediately prior to the time of purchase. Promus may elect to purchase up to a maximum of 869,565 shares of Common Stock by notifying the Company before October 16, 1996 of its election to purchase such shares at a purchase price of $11.50 per share. Promus has agreed not to sell any shares of the Company's Common Stock purchased pursuant to the Stock Purchase Agreement for a period of one year from the date of acquisition of such shares of Common Stock without the prior written consent of the Company. Simultaneously with the closing of the Stock Purchase Agreement and the contemporaneous closings of the acquisitions of the Hampton Inn hotel in Detroit (Northville), Michigan and the Homewood Suites hotel in Hartford (Windsor Locks), Connecticut, described below, the Company issued 347,826 shares of its Common Stock to Promus in a direct public offering at the price of $11.50 per share, which price per share represented the price to public in the Company's third follow-on offering consummated on April 16, 1996.

         Also on May 31, 1996, the Partnership and Trust Leasing, Inc. (formerly named McNeill Hotel Co., Inc.), the lessee of the Company's hotels (the "Lessee"), entered into a Development Agreement with Promus pursuant to which (i) Promus agreed to sell to the Partnership four Homewood Suites hotels under development by Promus in Clearwater, Florida, Phoenix (Camelback), Arizona, Scottsdale, Arizona, and San Antonio, Texas (collectively, the "PHI Development Hotels") for purchase prices aggregating approximately $362 million, subject to certain adjustments; (ii) the Partnership agreed to develop one Hampton Inn & Suites hotel in Bartlett, Tennessee; (iii) Promus agreed to give the Partnership a right of offer to develop up to three additional Promus-brand hotel properties (the "Additional Hotels") approved by Promus for development each year for the next four years; (iv) the Partnership agreed to lease the hotels described above to the Lessee and the Lessee agreed to enter into Management Agreements with Promus, each for a term corresponding to the term of the hotel lease; and (v) the Partnership agreed to use its reasonable best efforts to develop or acquire up to $100 million of Promus brand hotel properties over the next four years, including the PHI Development Hotels, the Bartlett hotel, the Detroit and Hartford hotels and the Additional Hotels.

         On May 31, 1996, the Partnership completed the acquisitions of the 125-room Hampton Inn hotel in Detroit (Northville), Michigan and the 132-suite Homewood Suites hotel in Hartford (Windsor Locks), Connecticut from Promus. The aggregate purchase prices for these hotels were approximately $18.9 million, which was paid through borrowings under the Company's line of credit and the proceeds from Promus' purchase of Common Stock pursuant to the Stock Purchase Agreement. Neither the Detroit nor the Hartford hotel acquisitions constitute, either individually or in the aggregate, acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K. Both hotels will be leased by the Partnership to the Lessee pursuant to Percentage Leases which provide for rent based, in part, on the room revenues from the hotels, and both hotels will be managed on behalf of the Lessee pursuant to Management Agreements between the Lessee and Promus.


         The following table sets forth (i) the annual Base Rent, (ii) the annual Percentage Rent formulas, and (iii) the term of each lease for each of the Detroit (Northville), Michigan and the Hartford (Windsor Locks),
Connecticut hotels.


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

ACQUIRED                                                                                      EXPIRATION OF
HOTEL                             BASE RENT        PERCENTAGE RENT FORMULA                    LEASE TERM
Hampton Inn                       $623,500         37% of room revenue up to                    5/31/2006
Detroit (Northville),                              $1,578,850, plus 73% of
Michigan                                           room revenue in excess of
                                                   $1,578,850

Homewood Suites                   $879,500         37% of room revenue up to                   5/31/2006
Hartford (Windsor Locks),                          $2,488,897 plus 75% of
Connecticut                                        room revenue in excess of
                                                   $2,488,897


ITEM 7.  EXHIBITS.

10.1* Stock Purchase Agreement dated as of May 31, 1996 by and among Equity Inns, Inc., Equity Inns Partnership, L.P. and Promus Hotels, Inc.

10.2* Development Agreement dated as of May 31, 1996 between Equity Inns Partnership, L.P., Trust Leasing, Inc. and Promus Hotels, Inc.

10.3* Form of Management Agreement between Equity Inns Partnership, L.P., Trust Leasing, Inc. and Promus Hotels, Inc.
- --------------
*        Filed herewith.





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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EQUITY INNS, INC.



June 7th, 1996                                 /s/ Howard A. Silver
                                               -------------------------

                                               Howard A. Silver
                                               Vice President of Finance,
                                               Secretary, Treasurer and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

10.1* Stock Purchase Agreement dated as of May 31, 1996 by and among Equity Inns, Inc., Equity Inns Partnership, L.P. and Promus Hotels, Inc.

10.2* Development Agreement dated as of May 31, 1996 between Equity Inns Partnership, L.P., Trust Leasing, Inc. and Promus Hotels, Inc.

10.3* Form of Management Agreement between Equity Inns Partnership, L.P., Trust Leasing, Inc. and Promus Hotels, Inc.
- --------------
*        Filed herewith.





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